Investor Presentation June 2017

2 Safe Harbor Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including, but not limited to, risks and uncertainties relating to adverse changes in conditions in the global economy and volatility in the capital markets, the integration of businesses we may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission. A more comprehensive list of factors is identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the fiscal year ended June 30, 2016.

Designs and builds business enterprises around extraordinary opportunities.

4 • Restructured balance sheet to avoid bankruptcy • Converted $65 million in debt to equity • Streamlined operations to focus on most promising initiatives • Set up Astrotech Space Operations (ASO) as an easy carve-out • Launched 1st Detect and Astrogenetix • Improved profitability • Increased prices • Reduced unnecessary costs • Realigned management • Identified Lockheed Martin as the key buyer of subsidiary ASO • Managed entire transaction with no investment bank • Received 100% of $6.1 million indemnity holdback with no claims Proven Value Creation for Shareholders • Purchased ASO in August 2014 Terms: • $61.0M total consideration • 12.4X EBITDA Executed Spacehab (now Astrotech Corporation) turnaround and sold ASO subsidiary.

MAKING THE WORLD SAFER Develops, manufactures, and sells chemical analyzers for government and commercial markets. May 10, 2017 – Astrotech announced that it has engaged Chardan to pursue strategic alternatives for 1st Detect, including the sale of the subsidiary.

• Disruptive technology • Performance far exceeds leading competing technology, Ion Mobility Spectrometry (IMS) • Performance on par with traditional lab mass spectrometers • Low cost • Over $40 million invested • Validation • Awarded the Department of Homeland Security’s next-generation ETD development contract with Smiths Detection, the world’s leading ETD provider • Awarded the U.S. Army’s Next Generation Chemical Detector (NGCD) development contract Breakthrough in Low-Cost Chemical Detection 6 1st Detect vs IMS Technology

Large Markets with Differentiated Solutions

Opportunities focused in large markets.

- **Explosives Trace Detector (ETD) market**
  - Of the 25,000 ETDs currently deployed, **22,000** are outdated and ready for replacement
  - Growing market driven by terrorist threats and vulnerability of key targets
  - Currently preparing for TSL testing
- **Hospital bedside breath analyzer market**
  - The BreathDetect 1000 represents a breakthrough technology
  - Avoids lengthy blood analysis and enables critical instant care
  - Over **5,500** registered hospitals in the US
  - Initial focus on Hospital Acquired Pneumonia (HAP)
  - Human breath samples currently being acquired by University of Texas Health Science Center in preparation for FDA approval


1st Detect

TRACER 1000 MS-ETD



BreathDetect 1000

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29 PATENTS AWARDED* Robust Intellectual Property Portfolio 8 1. Driving an ion trap mass spectrometer or mass filter 2. End cap voltage control of ion traps 3. Mass Spectrometer Ion Trap Having Assymetric End Cap Apertures 4. End cap voltage control of ion traps (Continuation) 5. Systems and Methods for Adjusting a Mass Spectrometer Output 6. Introducing An Analyte Into A Chemical Analyzer 7. End Cap Voltage Control of Ion Traps (Japan) 8. Driving an ion trap mass spectrometer or mass filter (Japan) 9. Mass Spectrometer Having An External Detector 10. Mass Dependent Automatic Gain Control for Mass Spectrometer 11. Systems and Methods for Calibrating Mass Spectrometers 12. Automatic Gain Control with Defocusing Lens 13. Introducing An Analyte Into A Chemical Analyzer (European Community) 14. Mass Spectrometer Ion Trap Having Assymetric End Cap Apertures (Continuation) 15. Preconcentrating a sample for PCT – Japan 16. Mass Spectrum Noise Cancellation by Alternating Inverted Synchronous RF 17. Ion Trap with Radial Opening in Ring Electrode 18. Methods and Systems for Applying End Cap DC Bias in Ion Traps 19. End Cap Voltage Control of Ion Traps (Continuation) (Japan) 20. Systems and Methods for Calibrating Mass Spectrometers (Continuation) 21. Evacuating a Sample Chamber 22. Introducing An Analyte Into A Chemical Analyzer (China) 23. Introducing An Analyte Into A Chemical Analyzer (Japan) 24. Preconcentrating a sample for PCT 25. Mass Dependent Automatic Gain Control for Mass Spectrometer (Continuation) 26. Evacuating a Sample Chamber (Japan) 27. Ionization Within Ion Trap Using Photoionization and Electron Ionization 28. Evacuating a Sample Chamber (China) 29. Introducing An Analyte Into A Chemical Analyzer (Continuation) 15 PATENTS PENDING 1. End Cap Voltage Control of Ion Traps (Canada) 2. End Cap Voltage Control of Ion Traps (European Community) 3. Preconcentrating a Sample for PCT (European Community) 4. Preconcentrating a Sample (Hong Kong) 5. Chemical Analysis Instrument with Multi-Purpose Pump 6. Evacuating a Sample Chamber (Canada) 7. Introducing An Analyte Into A Chemical Analyzer (Canada) 8. Evacuating a Sample Chamber (European Community) 9. Reduced Pressure Liquid Sampling 10. Method for Detecting Organic and Inorganic Explosives 11. Mass Spectrometers Having Real Time Ion Isolation Signal Generators (European Community) 12. Mass Spectrometers Having Real Time Ion Isolation Signal Generators (Canada) 13. Mass Spectrometers Having Real Time Ion Isolation Signal Generators 14. System for Transferring Ions to a Mass Spectrometer 15. Ion Source for Use in Surface Ionization *US Patents unless stated otherwise

1st Detect is ideally positioned to disrupt the ETD Market. • TSA has disclosed that they are seeking more capable ETD instrumentation (DHS BAA 13-03) • Enhanced trace detection capabilities • Increased throughput • Increased detection limits • Decreased false alarm rate • Instant threat library updates • Mass spectrometry is the only technology that can meet all of TSA’s requirements • Historically very expensive • Able to outperform existing ETD technologies • Expected to render all existing ETD technologies obsolete • 1st Detect’s TRACER 1000 is the first low-cost mass spectrometer ETD • No industry consolidators have a competitive mass spectrometry solution 1st Detect Provides the TSA Solution 9

Digitizes, restores, enhances, and optimizes media across the entertainment industry.

11 Leading Digital Image Correction & Enhancement (ICE) Astral Black ICE™Astral Color ICE™ Astral HDR ICE™ Digital ICE® proprietary technology uses intelligent algorithms, originally developed by IBM and Eastman Kodak to remove defects such as scratches, dust, and lint from film.

• Disruptive technology ahead of market • Dramatically reducing cost and time through automation and proprietary software • Competition uses expensive and time-consuming manual process • Increasing traction • Most major studios have reviewed or are reviewing technology • Excellent feedback • Significant market opportunity upon technology transition • Conversion will happen when there is a large enough installed base of UHD televisions • Adoption of UHD televisions progressing faster than HDTV Another Breakthrough Technology 12 ESTIMATED SEGMENT OF HDR CONVERSION CANDIDATES* Movies TV Shows ~6,100 ~26,800 * Independent third party compiled data from five studios (Warner Brothers, Sony, Lionsgate, Paramount and Disney. HDR conversion candidates were selected based on availability (in the catalog), genre (Sci-Fi and action vs. drama), and potential ROI (popularity/box office success worthy of additional investment).

Maintaining Artistic Integrity, Selected by Industry Leaders 13

Savings lives on earth by developing products in space.

Developing Vaccines • Flew 12 biomarker missions to the International Space Station (ISS) • Funded by NASA and working with the University of Maryland Center of Vaccine Development • Continuing pursuit of an FDA Investigational New Drug (IND) application for Salmonella • Requiring minimal investment from Astrotech Corporation – working on next stage of funding 15 Salmonella Vaccine Discovered Microgravity ManufacturingPreclinical TrialsBiomarker Discovery

Financial Highlights Continuing conservative cost management. • Expect $3.5M in savings through FY 2017 from July 2016 corporate realignment • Cash burn rate of ~$1M per month Maintaining a healthy balance sheet at March 31, 2017. • $17.4M in cash and investments • No debt Aligned interests with shareholders. • CEO owns ~17% of company • Additional ~10% closely held by the board and senior management Receiving little credit for valuable businesses and history of success. • Cash value = $0.85/share • Trading at $1 intraday on June 9, 2017 • Enterprise value of $3.1M provides excellent opportunity 16